UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):     July 31, 2006

www.bmhc.com

Building Materials Holding Corporation

Delaware	000-23135	91-1834269
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Four Embarcadero Center, Suite 3200, San Francisco, CA 94111

(415) 627-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition

Effective July 1, 2006, Building Materials Holding Corporation’s wholly owned subsidiary, SelectBuild Construction, Inc., acquired the assets of Davis Brothers Framing, Inc. for approximately $75 million in cash. This purchase price is subject to adjustment. Additional cash payments may be required based on operating performance through June 2009.

Davis Brothers Framing provides framing services to high-volume production homebuilders in Southern California. Sales were approximately $110 million for the year ended December 31, 2005.

Item 9.01	Financial Statements and Exhibits

(c) Exhibits

Exhibit
Number	Description

99.1	News release dated August 1, 2006

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Building Materials Holding Corporation

Date: August 2, 2006	/s/ Paul S. Street
Paul S. Street
Senior Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

Exhibit Index

Exhibit
Number	Description

99.1	News release dated August 1, 2006